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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 30, 2003 (July 24, 2003)
                                                  -----------------------------



                             RURBAN FINANCIAL CORP.
                    ---------------------------------------
             (Exact name of registrant as specified in its charter)


                       OHIO                             0-13507                     34-1395608
          --------------------------------        --------------------      ----------------------------
           (State or other jurisdiction            (Commission File                (IRS Employer
                 of incorporation)                      Number)                 Identification No.)

                    401 Clinton Street, Defiance, Ohio 43512
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (419) 783-8950
                                                           --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                         Index to Exhibits is on Page 5.


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ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not Applicable.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              Not applicable.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not applicable.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not applicable.

ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.

              Not applicable.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    EXHIBIT NUMBER       DESCRIPTION
                    --------------       -----------

                       99.1           Press Release dated July 24, 2003

                       99.2           Shareholder Newsletter dated as of
                                      June 30, 2003

ITEM 8.       CHANGE IN FISCAL YEAR.

              Not Applicable.

ITEM 9.       REGULATION FD DISCLOSURE.

              Not Applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

              Not applicable.
                                       2
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ITEM 11.      TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
              BENEFIT PLANS.

              Not applicable.

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              On July 24, 2003, Rurban Financial Corp. issued a press release reporting its financial results for the second quarter of 2003. The press release is attached to this Report as Exhibit 99.1. In addition, a shareholder newsletter dated June 30, 2003 will be mailed to shareholders of Rurban Financial Corp. on or about August 5, 2003 reporting its second quarter highlights. The shareholder newsletter is attached to this Report as Exhibit 99.2.

              This information set forth under Item 12 of this Report, including the Exhibits attached hereto, is being furnished and such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as otherwise stated in such filing.



                                       3
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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                RURBAN FINANCIAL CORP.



Date:  July 30, 2003            By:  /s/ James E. Adams
                                   -------------------------------------------
                                     James E. Adams, Executive Vice President
                                     and Chief Financial Officer


                                       4
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                                INDEX TO EXHIBITS
                                -----------------


EXHIBIT NUMBER          DESCRIPTION
--------------          -----------

     99.1               Press Release dated July 24, 2003

     99.2               Shareholder Newsletter dated as of June 30, 2003.

                                       5